UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 25, 1998

			     LEHMAN ABS CORPORATION
	    Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust


New York (governing law of          333-39649      52-2110991
Pooling and Servicing Agreement)    (Commission    52-2111084
(State or other                     File Number)   52-2111085
jurisdiction                                       52-2111090
						     IRS EIN

	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 25, 1998 a distribution was made to holders of LEHMAN ABS CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust, relating to the November 25, 1998 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			      LEHMAN ABS CORPORATION
	     Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust

	      By:   Norwest Minnesota, N.A., as Master Servicer
	      By:   /s/ Sherri J. Sharps, Vice president
	      By:   Sherri J. Sharps, Vice president
	      Date: 12/02/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-2 Trust, relating to the November 25, 1998 distribution.